UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2023, SHF Holdings, Inc. (the “Company”) held its special meeting of its stockholders (the “Special Meeting”) at which stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023.

As of March 28, 2023, the record date for the Special Meeting, there were 27,392,504 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), issued and outstanding. At the Special Meeting, stockholders holding an aggregate of 17,143,680 shares of Class A Common Stock, representing 62.585% of the outstanding shares of Class A Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Special Meeting, and each of the proposals was approved by the stockholders. The final results of such stockholder voting on each proposal brought before the Special Meeting are as follows:

Proposal 1 — Election of Class II Directors — The election of the following three directors to the Company’s board of directors to serve as Class II directors for a term of three years expiring at the annual meeting of stockholders to be held in 2026 or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal.

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
Jonathon F. Niehaus	17,019,362	0	4,732
Jennifer Meyers	17,017,553	0	6,541
Richard Carleton	17,017,353	0	6,741

Proposal 2 — Ratification of Auditors — The appointment of Marcum LLP as the Company’s independent auditors for the 2023 fiscal year.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
17,127,002	3,117	13,561	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: May 19, 2023	By:	/s/ Donnie Emmi
Donnie Emmi
Chief Legal Officer